                                                                    Exhibit 10.9

                              EMPLOYMENT AGREEMENT
                                 SMARTGATE, INC.

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of this 9th day of February, 2000, by and between SmartGate, Inc., a Nevada corporation, (the "Company") and Stephen A. Michael ("Employee").

                                   RECITALS:

     WHEREAS, the Company is in the business of developing, manufacturing and marketing safety systems for closure devices based upon a proprietary technology licensed to SmartGate, L.C., a Florida limited liability company, from Radio Metrix, Inc. ("Business"); and

     WHEREAS, Employee is employed by SmartGate, L.C.; and

     WHEREAS, the Company is acquiring all of the outstanding stock of SmartGate, L.C. with the intent to operate SmartGate, L.C. as a subsidiary; and

     WHEREAS, the Company wishes to enter into this Employment Agreement superseding the Employment Agreement previously entered into between SmartGate, L.C. and Employee, thereby making Employee a direct employee of the Company commencing at the acquisition of SmartGate, L.C. by the Company; and

     WHEREAS, the Company and the Employee are desirous of setting forth in this definitive Employment Agreement their respective rights and obligations with respect to Employee's employment with the Company.

     NOW, THEREFORE, in consideration of Employee's employment or continued employment by the Company, in consideration of the mutual promises in this Agreement, in consideration of Employee's prior employment with and services to SmartGate, L.C., and for additional good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the Company and the Employee agree as follows:

     1. EMPLOYMENT AND TERM. On the terms and subject to the conditions of this Agreement, the Company agrees to employ the Employee and the Employee accepts such employment. Employee's employment under this Agreement shall commence simultaneously with the acquisition of SmartGate, L.C. by the Company and shall continue in effect for a period of five years from the date thereof. This Agreement shall terminate at the end of said five-year period ("Termination Date"), unless earlier terminated or continued by the parties pursuant to Paragraph 6 hereinbelow.

     2. DUTIES. The Employee is employed by the Company to perform the duties, as specified from time to time by the Board of Directors and set forth on Exhibit "A" which is attached hereto, incorporated herein and made a part hereof ("Duties").

     3. COMPENSATION. As compensation for Employee performing the Duties, the Company shall pay Employee the compensation, as set forth on Exhibit "B" which is attached hereto, incorporated herein and made a part hereof ("Compensation").

     4. VACATIONS. Employee shall be entitled each year to a vacation as provided in Exhibit "B", during which time Employee's Compensation shall be paid in full.

     5. FRINGE BENEFITS AND REIMBURSEMENT OF EXPENSES.

          a. Employee shall be entitled to participate in any group plans or programs maintained by the Company, if any, such as health insurance or other related benefits as may be in effect from time to time and offered to the other Employees of the Company ("Benefits").

          b. The Company will reimburse Employee for Employee's out-of-pocket expenses for entertainment, travel, and similar expenses reasonably incurred by Employee in the performance of Employee's Duties hereunder ("Expenses") provided such Expenses are consistent with policy and budgets established by the Board of Directors from time to time. The Employee shall provide an itemized account of such Expenses, itemizing such Expenses in reasonable detail, and reimbursement for Expenses approved by the Board of Directors or its designated officer shall be made in a reasonable time following the Employee's delivery of the itemized account.

          c. The Company shall provide Employee an automobile allowance as provided in Exhibit "B", plus reimbursement for auto insurance and for actual gasoline expenses for Company business.

     6. TERMINATION OF EMPLOYMENT.

          6.1 The Company shall have no right or entitlement under any circumstances to terminate this Agreement except in accordance with the provisions of this Section 6. Prior to the end of the term of this Agreement, the Company may only terminate this Agreement as follows: (i) in the event of Employee's death with termination only in accordance with the provisions of Paragraph 6.2; or (ii) at the election of the Company in accordance with Section 6.3, provided that the Company fully and completely satisfies the obligation to pay the Severance Package Compensation provided for in Section 6.3.

          6.2 In the event of Employee's death, this Agreement will terminate. The Company shall pay to Employee's estate or as otherwise designated by Employee, the following death benefit: (a) a fully paid life insurance policy with a death benefit in the amount of $2,000,000; or (b) should the Company fail to have such a life insurance policy in effect as provided in subsection
(a), an amount equal to the base salary to Employee for a period of five years, which may be paid at the same intervals as the compensation would have been paid had the employment not been terminated.

          6.3 Prior to the Termination Date, the Company may, upon 30 days written notice to the Employee, immediately thereafter terminate the Employee's employment for any reason and without regard to cause. In the event of such termination, the Company shall pay to Employee, a severance package consisting of the Compensation (as set forth on Exhibit "B") and Benefits as described in Paragraph 5 hereinabove (jointly referred to as the "Severance Package Compensation"), which would have been due and owing to Employee during the five-year period following the date of such Termination ("Severance Payment Period"). The Severance Package Compensation shall be paid during the Severance Payment Period at the same intervals as the Compensation and Benefits would have been paid had the employment not been terminated.

          6.4 Prior to the Termination Date, the Employee may, upon 30 days written notice to the Company, terminate Employee's employment with the Company, and in such event, Employee shall not be entitled to any Compensation or Severance Package Compensation following the date of such termination.

          6.5 In the event this Agreement is not terminated prior to its Termination Date, as set forth hereinabove in this Paragraph 6, then in such event this Agreement shall terminate upon the Termination Date. Notwithstanding the foregoing, if the Company is profitable as determined by the Company's auditors, based upon generally accepted accounting principles consistently applied during the 12 month period immediately prior to the end of the term of this Agreement, this Agreement shall automatically be renewed for an additional five-year term, all pursuant to the terms and conditions of this Agreement.

     7. NON-COMPETITION. Simultaneously with his execution of this Agreement, Employee shall execute a Covenant Not to Compete Agreement with the Company, as set forth on Exhibit "C" which is attached hereto, incorporated herein and made a part hereof.

     8. CONFIDENTIALITY/WAIVER OF INTEREST. Simultaneously with the execution of this Agreement, Employee shall execute a Confidentiality/Waiver of Interest Agreement with the Company, as set forth on Exhibit "D" which is attached hereto, incorporated herein and made a part hereof.

     9. EMPLOYMENT AGREEMENT WITH SMARTGATE, L.C. Simultaneously with the commencement of this Employment Agreement between the Company and Employee, the Employment Agreement between the Employee and SmartGate, L.C. shall be automatically superseded and replaced by this Agreement without reducing or altering Employee's entitlement to unpaid compensation or benefits under said agreement with SmartGate, L.C.

     10. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered or mailed by certified mail, return receipt required, to the recipient at the address indicated below:

     To the Company:                             To the Employee:
     SmartGate, Inc.                             Stephen A. Michael
     114 W. Magnolia Street, Suite 446           4400 Independence Court
     Bellingham, WA 98225                        Sarasota, FL 34234

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

     11. SEVERABILITY. In the event that any provision of this Agreement shall be held to be unreasonable, invalid, or unenforceable for any reason whatsoever, the parties agree that: (i) such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions, and provisions hereof shall remain in full force and effect; and (ii) any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable, and enforceable, and such provision, as so modified, shall be valid and binding as though the invalid, unreasonable, or unenforceable portion thereof had not been included therein.

     12. COMPLETE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes and preempts any prior understandings, agreements or representations between Employee and the Company regarding the employment of Employee.

     13. COUNTERPARTS. This Agreement may be simultaneously executed in two counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

     14. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Florida, with venue in Sarasota County, Florida.

     15. ATTORNEY'S FEES. In the event that either party to this Agreement shall be forced to retain the services of any attorney to enforce any of the provisions hereof, than the prevailing party in any ensuing litigation shall be entitled to recover from the non-prevailing party the prevailing party's reasonable attorney's fees, court costs or other expenses of litigation, whether incurred at trial or upon appeal.

     16. AMENDMENTS/WAIVERS. This Agreement may only be modified, amended, or waived by a writing duly authorized and executed by all parties.

     17. PERMITTED ACTIVITIES. It is acknowledged that Employee is engaged in other business activities and has other employment relationships. The Company expressly permits Employee to engage in current and future business and employment activities at the discretion of Employee, which are in addition to the employment of Employee by the Company without any further approval or consent by the Company and Employee is entitled to earn and retain compensation as a result of such additional employment relationships or business activities. In furtherance of the foregoing and not in limitation thereof, it is expressly acknowledged and agreed by the Company that Employee is an employee, officer, director and stockholder of Radio Metrix, Inc., New Freedom, Inc., entities which have or may in the future have license agreements or sublicense agreements with Radio Metrix, Inc. and other entities, some of which have or may have business or financial relationships with the Company, SmartGate, L.C., Radio Metrix, Inc. or other entities. Potential conflicts of interest resulting from Employee's relationship with such entities are hereby waived by the Company and the continued relationship and involvement of Employee in such entities is expressly permitted.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

     THE COMPANY:                       EMPLOYEE:
     SmartGate, Inc.


By:  /s/ Robert Knight                  /s/ Stephen A. Michael
     -----------------                  ----------------------
     Robert Knight                      Stephen A. Michael
     President

                                  EXHIBIT "A"



                              EMPLOYMENT AGREEMENT
                                    BETWEEN
                                 SMARTGATE, INC.
                                      AND
                               STEPHEN A. MICHAEL



  In accordance with Paragraph 2, Employee shall perform the following duties:

         All duties associated with serving as President and Secretary.

                                  EXHIBIT "B"

                              EMPLOYMENT AGREEMENT
                                    BETWEEN
                                SMARTGATE, INC.
                                      AND
                               STEPHEN A. MICHAEL

     In accordance with Paragraph 3, Employee shall be paid the following Compensation payable as set forth below:

     1. $120,000 annual base salary, payable monthly, which shall automatically increase to $150,000 per annual base salary once the Company achieves three consecutive months of profit from operations, as determined by the Company's accountants and in accordance with generally accepted accounting principles consistently applied. At least annually, the Board of Directors shall review the base salary for increase based upon performance of the Company;

     2. $700 per month car allowance;

     3. Eight weeks vacation.

     4. A bonus as determined from time to time by the Company's Board of Directors. The Company's Board of Directors shall quarterly review and declare a bonus to Employee based upon the performance of the Company. It is anticipated by the parties that, based upon the performance of the Company, bonus compensation will constitute a significant part of Employee's overall compensation from the Company.

                            COVENANT NOT TO COMPETE
                                SMARTGATE, INC.

     This Covenant Not to Compete is made and entered into by and between SmartGate, Inc., a Nevada corporation (hereinafter referred to as the "Company"). and Stephen A. Michael (hereinafter referred to as the "Second Party").

                                   RECITALS:

     WHEREAS, the Company is in the business of developing, manufacturing and marketing safety systems for closure devices based upon proprietary technology licensed to SmartGate, L.C. by Radio Metrix, Inc.

     WHEREAS, Second Party is an owner, consultant or employee of the Company;
and

     WHEREAS, Second Party acknowledges that the Company's business activities extend throughout the world; and

     WHEREAS, Second Party acknowledges that through such consulting or employment he has and/or will acquire a special knowledge of the processes, technologies, drawings, designs and methods of manufacture of the Company's products; and the clients, accounts, business lists, prospects, records, corporate policies, operational methods and techniques and other useful information and trade secrets of the Company (hereinafter all collectively referred to and defined as "Confidential Information"); and

     WHEREAS, Second Party acknowledges that the Company's legitimate business interests include the Confidential Information and the Company's customer goodwill (hereinafter referred to and defined as the "Company's Legitimate Business Interests") and that the Company's Legitimate Business Interests would be harmed if Second Party engaged in competitive activities with the Company anywhere in the United States of America; and

     WHEREAS, the Company and Second Party, pursuant to the provisions of Florida Statute 542.335 and the provisions of this Agreement, wish to enter into an agreement as embodied herein whereby Second Party will refrain from owning, managing, or in any manner or capacity working for a business conducting business activities which are similar to or competitive with those of the Company as defined herein and from soliciting customers of the Company and employees of the Company for competitive purposes as defined herein during Second Party's employment with the Company and during the period of five years after Second Party's cessation of employment with the Company in the geographical location of anywhere within the United States of America.

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and for additional good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, including, but not limited to, the Second Party's employment with the Company and the continuation of the Second Party's employment with the Company, the parties mutually agree as follows:

     1. CONFIRMATION OF RECITALS - The foregoing recitals are true and correct and are hereby ratified and confirmed by the parties and made an integral part of this Agreement; as such, the recitals shall be used in any construction of this Agreement, especially as it relates to the intent of the parties.

     2. DEFINITION OF COMPETITION -- For purposes of this Agreement "competition" shall mean the manufacture or sale of safety systems or devices to prevent strikes, damage, injury or entrapment from the movement of a closure device. Closure devices include, but not by way of limitation, powered gates, powered doors, parking gates, swinging gates, sliding gates, automatic doors, residential and commercial garage doors and elevator doors. Notwithstanding the foregoing, competition does not include any device, sensor or system that is not primarily intended to prevent a strike, damage, injury or entrapment from a moving closure device. Specifically, but not by way of limitation, the term "competition" does not include proximity sensing, anti-theft sensing, barrier sensing, perimeter sensing, security sensing, contact avoidance, presence recognition or other sensing applications whose primary intended purpose is other than to prevent a strike, damage, injury or entrapment from a moving closure device, notwithstanding that an incidental or secondary benefit may be to prevent a strike, damage, injury or entrapment. The term "competition" does not include any employment or other relationships or activities of Second Party which are permitted by the Employment Agreement between the Company and Second Party.

     3. NON-COMPETE -- The Second Party will not do, or intend to do, any of the following, either directly or indirectly, during Second Party's employment with the Company and during the period of five (5) years after Second Party's cessation of employment with the Company, anywhere within the United States of
America:

          a. Own, manage, operate, control, consult for, be an officer or director of, work for, or be employed in any capacity by any company or any other business, entity, agency or organization which conducts operations or activities that are in competition, as defined herein, with those of the Company; or

          b. Solicit prior or current customers of the Company for any purpose in competition (as defined herein) with the Company; or

          c. Solicit any then current employees employed by the Company without the Company's consent.

               The Second Party and Company agree that the phrase "Second Party's cessation of employment with the Company" as used in this Agreement, refers to any separation of Second Party from his employment at the Company either voluntarily or involuntarily, either with cause or without cause, or whether the separation is at the behest of the Company or the Second Party (hereinafter referred to and defined as "Second Party's Cessation of Employment"). For purposes of this Agreement and for purposes of determining activity which is covered by the non-compete provisions of this Agreement, Second Party's Cessation of Employment shall not include non-voluntary termination of employment by the Company unless all severance obligations of the Company are being fully and completely honored and satisfied by the Company. In the event that the Company involuntarily terminates Second Party's employment and fails to fully and completely honor and satisfy the severance provisions, this Covenant Not to Compete shall be non-enforceable even though Second Party may fully pursue and enforce his rights and entitlement to the severance package as provided in the Employment Agreement.

               The Employment Agreement between Second Party and the Company expressly authorizes and permits Second Party to continue in or enter into employment and ownership relationships with other entities including, but not limited to Radio Metrix, Inc., New Freedom, Inc., and other entities which may have or subsequently have licenses or sublicenses from

Radio Metrix, Inc. for applications other than the primary application of preventing a strike, damage, injury or entrapment from a moving closure device. Entering into and carrying out such employment and ownership relationships permitted by the Employment Agreement between the Company and Second Party shall not be deemed to be a violation of this Covenant Not to Compete. Furthermore, such companies, by virtue of an employment or ownership relationship with Second Party, shall not be deemed to have participated in any violation or breach of this Agreement.

         4. INJUNCTION AND DAMAGES - Second Party agrees that this Agreement is important, material, confidential, and gravely effects the effective and successful conduct of the business of the Company, and it effects its reputation and good will and is necessary to protect the Company's Legitimate Business Interests. Second Party recognizes and agrees that the Company will suffer irreparable injury in the event of Second Party's breach of any covenant or agreement contained herein and cannot be compensated by monetary damages alone, and Second Party therefore agrees that the Company, in addition to and without limiting any other remedies or rights that it may have, either under this Agreement or otherwise, shall have the right to obtain injunctive relief, both temporary and permanent, against the Second Party from any court of competent jurisdiction. Second Party further agrees that in the event of Second Party's breach of any covenant or agreement contained herein, the Company, in addition to its rights to obtain injunctive relief, shall further be entitled to seek damages, including, but not limited to, compensatory, incidental, consequential, exemplary, and lost profits damages. Second Party agrees to pay the Company's reasonable attorney's fees and costs for enforcement of this Agreement, if the Second Party breaches this Agreement.

         5. MISCELLANEOUS - Wherever used in this Agreement, the phrase "directly or indirectly" includes, but is not limited to Second Party acting through Second Party's wife, children, parents, brothers, sisters, or any other relatives, friends, trustees, agents, associates or entities with which Second Party is affiliated with in any capacity. The Company may waive a provision of this Agreement only in a writing signed by a representative of the Board of Directors of the Company and specifically stating what is waived. The rights of the Company under this Agreement may be assigned; however, the covenants, warranties, and obligations of the Second Party cannot be assigned without the prior written approval of the Company. The title of this Agreement and the paragraph headings of this Agreement are not substantive parts of this Agreement and shall not limit or restrict this Agreement in any way. This Agreement survives after the Second Party's Cessation of Employment. No change, addition, deletion, or amendment of this Agreement shall be valid or binding upon Second Party or the Company unless in writing and signed by Second Party and the Company. This Agreement is intended to be a valid contract under Section 542.33, Florida Statutes. In the event a court of competent jurisdiction determines any covenant set forth herein to be too broad to be enforceable or determines this Agreement to be unreasonable, then said court may reduce the geographical area and/or the length of time provisions herein, in order to make this Agreement enforceable and reasonable. This Agreement shall be governed by Florida law. The parties agree that venue for any action brought under this Agreement shall be in Sarasota County, Florida. In construing this Agreement, neither of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted same as each provision of this Agreement is deemed by the parties to have been jointly drafted by the Company and Second Party.

         6. SUPERSEDES PRIOR AGREEMENT - This Covenant Not to Compete shall commence upon the acquisition by SmartGate, Inc. of SmartGate, L.C., a Florida limited liability company. Until such acquisition, this Agreement, whether signed or unsigned, shall be unenforceable. This Agreement shall, upon its commencement, supersede the prior Covenant Not to Compete between Second Party and SmartGate, L.C., a Florida limited liability company, which shall terminate simultaneously with the commencement of this Covenant Not to Compete.

         7. SECOND PARTY ACKNOWLEDGMENT - The Second Party, acknowledges that he has voluntarily and knowingly entered into this Agreement and that this Agreement encompasses the full and complete agreement between the parties with respect to the matters set forth herein.

         Executed on this ____ day of December 1999.

         SMARTGATE, INC.                               SECOND PARTY


     By: /s/ Robert Knight                            /s/ Stephen A. Michael
        --------------------------                    --------------------------
        Robert Knight, President                      Stephen A. Michael,

                     Attach to Steve Michael's Covenant Not to Compete Agreement

                    FILING SCHEDULE PURSUANT TO PARAGRAPH 2.
   INSTRUCTIONS TO ITEM 601 UNDER SECTION 229.601 EXHIBITS OF REGULATION S-K

     This Covenant Not to Compete Agreement is substantially identical in all material respects to that attached to the Employment Agreement of Samuel S. Duffey filed as Item No. 10.10.

                           CONFIDENTIALITY AGREEMENT
                                SMARTGATE, INC.

     THIS AGREEMENT is made and entered into by and between SmartGate, Inc. a Nevada corporation (hereinafter referred to and defined as the "Company") and Stephen A. Michael, (hereinafter referred to and defined as the "Second Party").

     WHEREAS, the Company is in the business of creating, developing, manufacturing and marketing safety systems for closure devices based upon proprietary technology licensed by Radio Metrix, Inc. to SmartGate, L.C., a Florida limited liability company.

     WHEREAS, the Company, through its subsidiary SmartGate, L.C., is a Sublicensee of the technology from Radio Metrix, Inc. and pursuant to its Sublicense Agreement, all future inventions, improvements, modifications or alterations to the technology belong to Radio Metrix, Inc.; and

     WHEREAS, Second Party is an officer in the Company who stands to benefit from an increase in the value of the Company's stock if the Company is successful and profitable through meeting its business goals and objectives; and

     WHEREAS, Second Party is fully aware and knowledgeable of the Products in existence as of the date hereof; and

     WHEREAS, Second Party recognizes that by virtue of Second Party's relationship with the Company. Second Party has or will acquire a special knowledge of; the processes, technologics, drawings, designs, and methods of manufacture of the Products and future Products; and the clients, accounts, business lists, prospects, records, corporate policies, operational methods and techniques and other useful information and trade secrets of the Company (hereinafter all collectively and referred to and defined as "Confidential Information"); and

     WHEREAS, Second Party acknowledges that the Company's Confidential Information represents valuable, special and unique assets of the Company; and

     WHEREAS, Second Party acknowledges that the Company's legitimate business interests include the Confidential Information and the Company's customer goodwill (hereinafter referred to and defined as "the Company's Legitimate Business Interests") and that the Company's Legitimate Business Interests would be harmed if Second Party would divulge or disclose the Confidential Information to any third-party while the Second Party is a stockholder of the Company, or at anytime thereafter; and

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and for additional good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, the parties mutually agree as follows:

     1. CONFIRMATION OF RECITALS. The foregoing recitals are true and correct and are hereby ratified and confirmed by the parties and are made an integral part of this Agreement; as such, the recitals shall be used in any construction of this Agreement, especially as it relates to the intent of the parties.


     2. CONFIDENTIAL INFORMATION. As used in this Agreement, "Confidential Information" shall mean any information and data, oral, written, electronic or other media relating to the business of the Company including, but not by way of limitation, the following: product information, sources of supply, contractual relationships, technological matters, prototypes, other advantageous relationships, sales, marketing and distribution strategies, customers list and information, financial information and other data which are the property of the Company and which the Company has not marked "non-confidential".


     3. PROTECTION OF CONFIDENTIAL INFORMATION. Second Party shall maintain, on a confidential basis, all material and information designated as "confidential" by the Company and not disclose nor divulge same to any third party, during the term of Second Party's Employment Agreement with the Company and for a period of two years thereafter, except as otherwise provided below:

          a. With advance approval of the Company;

          b. Information already in the possession of the third party;

          c. Information which is part of the public domain;

          d. Information which is disclosed pursuant to a lawful requirement or good faith obligation to a governmental agency;

          e. Information which was developed independently by the Second Party; and

          f. Information described by requirement of law.


     4. INJUNCTION AND DAMAGES. Second Party agrees that this Agreement is important, material and gravely affects the effective and successful conduct of the business of the Company, and it also affects the Company's reputation and goodwill, and is necessary to protect the Company's Legitimate Business Interests. The Second Party further recognizes and agrees that the Company will suffer irreparable injury in the event of Second Party's breach of any covenant or agreement contained in this Agreement and cannot be compensated by monetary damages alone. Accordingly, the Second Party agrees that, in addition to and without limiting any other remedies or rights that the Company may have, the Company shall have the right to obtain injunctive relief, both temporary and permanent, against the Second Party from any court of competent jurisdiction. In addition to said injunctive relief, the Company shall also be entitled to seek damages, including, but not limited to, compensatory, incidental, consequential, exemplary, and lost profits damages. Second Party agrees to pay the Company's reasonable attorney's fees and costs for enforcement of this Agreement, if the Second Party breaches this Agreement.

     5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties agree that venue for enforcement of any type under this Agreement shall be in Sarasota County, Florida.

     6. SURVIVORS. This Agreement survives after Second Party is no longer a stockholder in the Company.

     7. MISCELLANEOUS. No change, addition, deletion, or amendment of this Agreement shall be valid or binding upon Second Party or the Company unless in writing and signed by Second Party and the Company. The rights of the Company under this Agreement may be assigned; however, the covenants and agreements of the Second Party pursuant to this Agreement cannot be assigned. The title of this Agreement and the paragraph headings of this Agreement are not substantive parts of this Agreement and shall not limit or restrict the Agreement in any way. In construing this Agreement, neither of the parties hereto shall have any term or provision of this Agreement construed against such party solely by reason of such party having drafted same as each provision of this Agreement is deemed by the parties to have been jointly drafted by the Company and Second Party.

     8. EXCLUDED ACTIVITIES. The Employment Agreement between Second Party and the Company expressly authorizes and permits Second Party to serve in employment and ownership relationships with other entities including, but not limited to Radio Metrix, Inc., New Freedom, Inc. or other entities which may presently or subsequently hold sublicenses or licenses from Radio Metrix, Inc. ("Other Entities"). Neither this Agreement nor the assignment or relinquishment set forth in this Agreement affect, in any fashion, the rights of Second Party to serve in an employment, officer or ownership relationship with Other Entities including, but not limited to those listed, nor does it affect or alter the ownership rights of Other Entities. This Agreement dos not, in any fashion, expand the ownership rights of the Company, beyond that which it has by virtue of license, sublicense, or other contractual arrangements outside of this Agreement. This Agreement is not binding on or enforceable against the Other Entities with which Second Party may be engaged in employment or other business relationships.

     9. SECOND PARTY ACKNOWLEDGMENT. The Second Party acknowledges that Second Party has voluntarily and knowingly entered into this Agreement and that this Agreement encompasses the full and complete agreement between the parties with respect to the matters set forth herein.

Executed on this ____ day of December 1999.

       SMARTGATE, INC.                            SECOND PARTY


By: /s/ Robert Knight                      By:  /s/ Stephen A. Michael
   -----------------------                    ------------------------
   Robert Knight, President                   Stephen A. Michael

                    FILING SCHEDULE PURSUANT TO PARAGRAPH 2.
   INSTRUCTIONS TO ITEM 601 UNDER SECTION 229.601 EXHIBITS OF REGULATION S-K

     This Confidentiality Agreement is substantially identical in all material respects to that attached to the Employment Agreement of Samuel S. Duffey filed as Item No. 10.10.